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                                                                    Exhibit 10.1




[ADVANCED MAGNETICS, INC. LOGO]



Corporate Headquarters



February 10, 1998




                                PROMISSORY NOTE


A loan has been granted to Leonard Baum under the following terms and conditions:

         Amount:       $25,000.00

         Rate:         7% per annum

         Term:         One year

         Collateral:   2,000 shares of Advanced Magnetics, Inc. Common Stock





Signed:      /s/ James A. Matheson               February 10, 1998
             -------------------------------     -----------------------
             James A. Matheson                   Date
             Vice President - Finance


Signed:      /s/ Leonard Baum                    February 10, 1998
             -------------------------------     -----------------------
             Leonard Baum                        Date
             President







Corporate Headquarters: 61 Mooney Street, Cambridge, MA 02138-1038
                        (617) 497-2070 Fax (617) 547-2445

Clinical Operations:    104 Carnegie Center, Princeton, NJ 08540-6232
                        (609) 520-8505 Fax (609) 520-0620